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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 19, 1996

                       Advanta Mortgage Loan Trust 1996-4
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         New York                       33-99510           Application Pending
----------------------------          ------------         -------------------
(State or Other Jurisdiction          (Commission          (I.R.S. Employer
     of Incorporation)                 File Number)        Identification No.)

c/o Advanta Mortgage Conduit                                           92127
        Services, Inc.                                               ----------
  Attention: Milton Riseman                                          (Zip Code)
  16875 West Bernardo Drive
    San Diego, California
    (Address of Principal
      Executive Offices)

        Registrant's telephone number, including area code (619) 674-1800
                                                           --------------

                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

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Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

                  Advanta Mortgage Conduit Services, Inc. registered issuances of up to $638,000,000 principal amount of Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 33-99510 (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Advanta Mortgage Loan Trust 1996-4 (the "Registrant" or the "Trust") issued approximately $330,000,000 in aggregate principal amount of its Mortgage Loan Asset-Backed Certificates, Series 1996-4 (the "Certificates"), on December 19, 1996. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statements.

                  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as
Exhibit 4.1, dated as of December 1, 1996, between Advanta Mortgage Conduit Services, Inc. (the "Company"), Advanta Mortgage Corp. USA, in its capacity as master servicer (the "Master Servicer") and Bankers Trust Company of California, N.A., in its capacity as Trustee (the "Trustee"). The Certificates consist of two registered classes, the Class A-1 and Class A-2 (collectively, the "Class A Certificates"), the Class R Certificates (the "Class R Certificates" and, together with the Class A Certificates, the "Certificates"). The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

                  The assets of the Trust initially will include two investment pools (each, a "Mortgage Loan Group" or "Group") of closed-end mortgage loans (the "Mortgage Loans") secured by mortgages or deeds of trust (the "Mortgages") on one-to-four family residential properties. The Class A-1 Group I Certificates represent undivided ownership interests in a pool of fixed-rate Mortgage Loans secured by Mortgages which may be either in a first or in a junior lien position. The Class A-2 Group II Certificates represent undivided ownership interests in a group of variable rate Mortgage Loans secured by Mortgages which may be either in a first or in a junior lien position.

                  Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-

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Through Rate is Variable Rate for the Class A-1 Certificates and the Class A-2
Certificates.

                  The Class A-1 Certificates have an aggregate principal amount of $210,000,000. The Class A-2 Certificates have an aggregate principal amount of $120,000,000.


                  As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated September 6, 1996 and the Prospectus Supplement dated December 6, 1996 filed pursuant to Rule 424(b)(5) of the Act on September 19, 1996.

                  Item 7. Financial Statements, Pro Forma
                          Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable


(c)  Exhibits:

                  1.1  Underwriting Agreement, dated December 6,
1996 between Advanta Mortgage Conduit Services, Inc. and
Prudential Securities Incorporated, as representative of the Underwriters (the "Representative").

                  4.1 Pooling and Servicing Agreement, dated as of December 1, 1996, between Advanta Mortgage Conduit Services, Inc., as sponsor, Advanta Mortgage Corp. USA, as master servicer, and Bankers Trust Company of California, N.A., as Trustee.

                  4.2 Master Loan Transfer Agreement, dated as of February 15, 1995, between Advanta Mortgage Conduit Services, Inc., as sponsor, Advanta National Bank, USA, Advanta Mortgage Corp. Midatlantic, Advanta Mortgage Corp. Midatlantic II, Advanta Mortgage Corp. Midwest, Advanta Mortgage Corp. of New Jersey, Advanta Mortgage Corp. Northeast and Advanta Mortgage Corp. USA (collectively, the "Affiliated Originators"), and Bankers Trust Company, as trustee.

                  4.3 Conveyance Agreement dated as of December 19, 1996 between the Affiliated Originators and Advanta Mortgage Conduit Services, Inc.

                  4.4 Advanta Mortgage Holding Company Guaranty.

                  4.5  Certificate Insurance Policy.

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                  24.1 Consent of KPMG Peat Marwick regarding financial
statements of the Certificate Insurer and its reports.

                  28.1 Indemnification Agreement dated as of December 1, 1996, between Advanta Mortgage Conduit Services, Inc., Prudential Securities Incorporated and Financial Guaranty Insurance Company in connection with the Underwriting Agreement.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ADVANTA MORTGAGE LOAN TRUST 1996-4

                                    By:  Advanta Mortgage Conduit Services,
                                         Inc., as Sponsor

                                          By: /s/ Mark T. Dunsheath
                                             ---------------------------------
                                             Name:   Mark T. Dunsheath
                                             Title:  Vice President

Dated:  January 2, 1996


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                                  EXHIBIT INDEX

Exhibit No.          Description                                    Page No.
-----------          -----------                                    --------

    1.1              Underwriting Agreement, dated December
                     6, 1996 between Advanta Mortgage
                     Conduit Services, Inc. and Prudential
                     Securities Incorporated.                              7

    4.1              Pooling and Servicing Agreement, dated
                     as of December 1, 1996, between
                     Advanta Mortgage Conduit Services,
                     Inc., as sponsor, Advanta Mortgage
                     Corp. USA, as master servicer, Bankers
                     Trust Company of California, N.A., as
                     Trustee.                                              51

    4.2              Master Loan Transfer Agreement, dated
                     as of February 15, 1995, between
                     Advanta Mortgage Conduit Services,
                     Inc., as sponsor, Advanta National
                     Bank, USA, Advanta Mortgage Corp.
                     Midatlantic, Advanta Mortgage Corp.
                     Midatlantic II, Advanta Mortgage Corp.
                     Midwest, Advanta Mortgage Corp. of New
                     Jersey, Advanta Mortgage Corp.
                     Northeast and Advanta Mortgage Corp.
                     USA (collectively, the "Affiliated
                     Originators"), and Bankers Trust
                     Company, as trustee.                                 185

    4.3              Conveyance Agreement dated as of
                     December 19, 1996 between the
                     Affiliated Originators and Advanta
                     Mortgage Conduit Services, Inc.                      211

    4.4              Advanta Mortgage Holding Company
                     Guaranty.                                            215

    4.5              Certificate Insurance Policy.                        219

    24.1             Consent of KPMG Peat Marwick regarding
                     financial statements of the
                     Certificate Insurer and its report.                  224

    28.1             Indemnification Agreement dated as of
                     December 1, 1996, between Advanta
                     Mortgage Conduit Services, Inc.,

                     Prudential Securities Incorporated and
                     Financial Guaranty Insurance Company
                     in connection with the Underwriting
                     Agreement.                                           226